                                                                 Exhibit (h)(15)

                                  APPENDIX A
                                  ----------


EXCELSIOR FUNDS, INC.


          Pursuant to the terms and conditions set forth in the attached Shareholder Servicing Agreement, the Organization will receive the fees set forth below in consideration for the services described in Section 2 of said Agreement and the incurring of expenses in connection therewith, such fees (calculated pursuant to Section 3.1 of said Agreement) to be paid in arrears periodically (but in no event less frequently than semi-annually):


     ==========================================================================

     FUND                                                          Shareholder
                                                                    Servicing
                                                                       Fee
     ==========================================================================
     Money Fund                                                       __ BP
     Government Money Fund                                            __ BP
     Treasury Money Fund                                              __ BP
     ==========================================================================
     Short-Term Government Securities Fund                            __ BP
     Intermediate-Term Managed Income Fund                            __ BP
     Managed Income Fund                                              __ BP
     ==========================================================================
     Blended Equity Fund                                              __ BP
     Energy and Natural Resources Fund                                __ BP
     Value and Restructuring Fund                                     __ BP
     Small Cap Fund                                                   __ BP
     Large Cap Growth Fund                                            __ BP
     Real Estate Fund                                                 __ BP
     International Fund                                               __ BP
     Latin America Fund                                               __ BP
     Pacific/Asia Fund                                                __ BP
     Pan European Fund                                                __ BP
     Emerging Markets Fund                                            __ BP
     ==========================================================================